UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2006
Lifeline Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 South Fiddler’s Green Circle, Suite 1970, Greenwood Village, CO	80111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 488-1711
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
On November 21, 2006, at the Annual Meeting of Shareholders for fiscal year 2006, the CEO of the Company will make a presentation to shareholders in attendance. The presentation, entitled “Annual Meeting of Shareholders, November 21, 2006” is attached hereto as Exhibit 99.1.
ITEM 9.01. Exhibits
99.1	Presentation entitled “Annual Meeting of Shareholders, November 21, 2006”.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: November 21, 2006

LIFELINE THERAPEUTICS, INC.
By:	/s/Stephen K. Onody
Stephen K. Onody
Chief Executive Officer

Exhibit Index
99.1	Presentation entitled “Annual Meeting of Shareholders, November 21, 2006”.

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